UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) 06/03/2015

BEMAX INC.
(Exact name of registrant as specified in its charter)

Nevada	333-197756	46-554081
(State or other jurisdiction)	(Commission file number)	(IRS Employer Identification No.)

625 Silver Oak Drive Dallas, GA (Address of principal executive offices)	30132 (Zip Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01    Regulation FD Disclosure

On October 15, 2015, the Company announced the newly launched ecommerce website and customer subscription platform.

A copy of the news release is filed as exhibit 99.1 to this current report and is hereby incorporated by reference.

The information in this Form 8-K being furnished under this Item 7.01 and Exhibit 99.1 shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of such Section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act or Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.01.        Other Events.

Effective October 14, 2015, Bemax Inc. (the “Company”) moved its principal executive offices to 625 Silver Oak Drive, Dallas, Georgia 30132.  The Company’s phone number is (770) 401-1809

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Bemax, Inc. Press Release Issued October 15, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 15, 2015

 Bemax, Inc.

 By:  /s/ Taiwo Aimasiko

 President/CEO